                                                                EXHIBIT 10.08(u)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

CSRM



                     SCHEDULE NUMBER "23-07-97"/(9700050785)

                                CSR [         ]
                                      CSRM


This Schedule Number "23-07-97", effective November 17, 1997 issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") and is made a part thereto.

The CSR [       ] Proposal from Carnegie Group, Inc. to U S WEST Communications,
Information Technologies dated November 17, 1997 (the "CSR [        ] Proposal")
shall be included in its entirety as part of this Schedule 23. This Schedule contains the following sections which may reference specific portions of the Proposal.

This Schedule contains the following sections:

         1.       Project Description

         2.       Schedule, Statement of Work and Deliverables

         3.       Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       PROJECT DESCRIPTION

1.1      INTRODUCTION

This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST in support of CSR [ ]. The work to be provided by CGI represents a new effort between the parties.


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CSRM


1.2      OVERVIEW

Reference the Executive Summary and Articles 1, 2 and 3 of the CSR [          ]
Proposal in their entirety for a complete overview and description of the project.

1.3      EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

The following exceptions and definitions apply to this Schedule:

o Work Authorization: It is agreed by the parties that any work provided by CGI under the Letter of Intent dated November 17, 1997 will be included under this Schedule as billable to U S WEST and in accordance with the terms and conditions hereunder.

o Special Rampdown provisions: Notwithstanding subsection 21.2 of the Agreement, Customer shall be responsible for continued funding of the current CGI project resources at the time of termination for a period of two (2) weeks.

o Services Warranty terms: CGI will warrant the final Purchases for a period of ninety (90) days from final Acceptance in accordance with the terms of section 5 of the Agreement.

o        Management of project resources:

         o        The CGI project manager assigned to this CSR [           ] has
                  exclusive control of and over the CGI resources on the project, including but not limited to responsibility for staff assignment, project team makeup, and transition of CGI resources either onto or from a project. U S WEST may request the CGI project manager to make changes relating to the CGI resources. CGI will respond with consent or an objection to consent and reasons why consent will be withheld; consent will not be unreasonably withheld.

         o The CGI project manager and the U S WEST project manager have the authority to mutually agree on the location, either at a U S WEST site or CGI site, where each CGI resource may work during the project, including an associated period of time, based on not compromising the schedule and deliverables set forth in this Schedule.

o        Review of the Schedule

         o The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI project manager will meet within the first week after the effective date of this Schedule to review the details of this Schedule, including but not limited to the Exceptions to the Agreement provided above ("Review")

         o The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI project manager be assigned by U S WEST or CGI respectfully to the CSR [ ] after the initial Review, unless as otherwise mutually agreed by the parties.



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CSRM

1.4      CGI ROLES AND RESPONSIBILITIES

Reference Article 9 in its entirety of the CSR [    ] Proposal for CGI, U S WEST
and Joint CGI and U S WEST Roles and Responsibilities for the project.

1.5      SCOPE

Reference Article 3 and 4 in its entirety of the CSR [       ] Proposal for the
scope of the project.

1.6      DELIVERABLES

         The following CSR [             ] deliverables will be provided by
         Carnegie Group to U S WEST and are considered Work Products pursuant to subsection 7.1 of the Agreement. For the purposes of this Schedule
         No. 23-07-97 such deliverables will be the sole and exclusive property of U S WEST:
         o SOFTWARE PROJECT MANAGEMENT PLAN (SPMP): The SPMP provides a project management guide for successful execution of the CSR
                  [             ] project. It documents such elements as project
                  goals, points of contact, schedule, resources, risks, constraints, and assumptions. The SPMP ensures that all project elements are considered initially and managed to successful completion.

         o CLIENT AND USER REQUIREMENTS DOCUMENT: This document defines the set of requirements specified by the U S WEST client representatives for functional purposes and Interconnect Engineering for usability purposes.

         o ARCHITECTURE DOCUMENT: This document describes the overall system architecture and design notes.

         o        DESIGN DOCUMENT: This document contains a detailed description
                  of each CSR [            ] application and related interfaces.

         o USER GUIDE: This document contains detailed API specifications to support interfacing developers, and also actions required by users to effectively utilize any GUI screens provided.

         o        SOURCE CODE: Multiple releases of the CSR [           ] source
                  code will be provided to U S WEST. Releases include the initial development release, integration-tested software, system-tested software, and final production software.

         o STATUS REPORTS: Status reports will be developed by Carnegie Group which describes project status, progress, issues, and plans.

         o ADMINISTRATORS GUIDE: providing instructions for System Administrators describing the installation, set-up, and maintenance of the system.

1.7      SUMMARY

This Schedule covers efforts to be performed from November 17, 1997 through February 27, 1998.



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CSRM

2.       SCHEDULE, STATEMENT OF WORK AND DELIVERABLES

2.1      TASKS AND SCHEDULE

Reference Section 4 and 5 in its entirety of the CSR [   ] Proposal for the Work
Breakdown Structure and Schedule to address this section of this Schedule No. 23-07-97.

2.2      ASSUMPTIONS

The project description, schedules, and deliverables were developed based on the
assumptions provided in Sections 8 of the CSR [             ] Proposal. If these
assumptions are not valid, changes to the schedule, deliverables, and cost of
the CSR [           ] project may be required.

         1. BOSS access for new APIs can be provided through existing IMS capability with no updates to the BMP process. If IMS capability for these transactions does not exist, U S WEST will add the necessary IMS transactions.

         2. Based on past Fetch 'N Stuff experience, we assume that CARS access through screen scraping will be necessary (worst case assumption). Capabilities are not supported by COBOL through the BMP.

         3. The schedule is based on a project start date of 12/1/97. Delays in this start date will impact the project completion date.

         4. The work estimates are based on Carnegie Group Methodology and past experience. Carnegie Group will continuously monitor the project status and notify U S WEST of any issues or risk situations which may impact the delivery date.

         5. Carnegie Group has timely access to required U S WEST personnel (e.g. subject matter experts).

         6. U S WEST provides a project sponsor to act as the liaison between the U S WEST and Carnegie Group. This does not require that U S WEST handle all Interconnect Engineering interactions but that appropriate personnel be provided to support these activities.

         7. All development will be done on Carnegie Group premises and facilities. Intermediate and final software products will be moved to U S WEST facilities as required.

         8. Any delays outlined in the Dependencies may impact the delivery dates.

         9. Change requests to the requirements outlined in this proposal must be defined by U S WEST for analysis by Carnegie Group to provide estimates, costs, and impact on current deliverables. Signed approval by both parties is required prior to implementation of any change request.

         10. The primary point of contact will be Patti Jansen who will designate a back-up contact when unavailable.

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CSRM



2.3      DELIVERABLES


See Section 6 of this Schedule for a description of the CSR [            ]
deliverables.

A copy of each deliverable will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverables shall be deemed accepted.


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CSRM

3.       PROJECTED COST

The total cost of the work (less options) net of discounts shall not exceed [ ] based on estimated time and material expenses. Travel be required. U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Schedule does not represent a follow-on effort or a change order effort.

Estimated costs with applicable discounts for the project are provided below:



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--------------------------------------------------------------------------------------------------------------
                 ITEMIZATION OF COSTS                                           AMOUNT

------------------------------------------------------  ------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                              [         ]

LESS MINIMUM DISCOUNT AND ANY PROJECT                                        [         ]
VOLUME DISCOUNT


------------------------------------------------------  ------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                   [         ]

------------------------------------------------------  ------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

------------------------------------------------------  ------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH EXPENSES                              [         ]

------------------------------------------------------  ------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                               [         ]

--------------------------------------------------------------------------------------------------------------

Estimated hours are as follows:


--------------------------------------------------------------------------------------------------------------
                       CATEGORY                                            ESTIMATED HOURS

------------------------------------------------------  ------------------------------------------------------
Manager(s)                                                                   [         ]

Business Consultant(s)

Engineer(s)                                                                  [         ]

Technical Writer(s)                                                          [         ]

------------------------------------------------------  ------------------------------------------------------
TOTAL HOURS                                                                  [         ]

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


CSRM

IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.


CARNEGIE GROUP, INC.                                 U S WEST

BY: /s/ DENNIS YABLONSKY                             BY: /s/ BARBARA IRWIN
   ---------------------------                           -----------------------
NAME:   DENNIS YABLONSKY                             NAME:   BARBARA IRWIN
     -------------------------                            ----------------------
           (printed)                                            (printed)
TITLE:  PRESIDENT/CEO                                TITLE:  SR. DIRECTOR
      ------------------------                             ---------------------
DATE:   12-8-97                                      DATE:   12/05/97
     -------------------------                             ---------------------

                                                     U S WEST BRI

                                                     BY: /s/ SHERYL SWAYZE
                                                        ------------------------
                                                     NAME:   SHERYL SWAYZE
                                                           ---------------------
                                                                (printed)
                                                     TITLE:  COMMODITY MANAGER
                                                           ---------------------
                                                     DATE:   12/3/97
                                                           ---------------------





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